Exhibit 10.2

CONFIDENTIAL TREATMENT

[DELETED] = Portions of this exhibit are subject to a request for confidential treatment and have been redacted and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

This Amendment No. 2 (“Amendment No. 2”) to Dialysis Organization Agreement No. 920110141 is entered into effective as of July 1, 2011 (“Amendment No. 2 Effective Date”) by and between Amgen USA Inc. (“Amgen”), a wholly-owned subsidiary of Amgen Inc., and DaVita Inc. (“Dialysis Center”) (Amgen and Dialysis Center each a “Party” and together, the “Parties”).

WHEREAS, the Parties entered into that certain Dialysis Organization Agreement No. 920110141, effective January 1, 2011 (“Agreement”); and

WHEREAS, the Parties amended the Agreement pursuant to Amendment No. 1, dated March 23, 2011 and effective March 31, 2011; and

WHEREAS, the Parties mutually desire to amend the Agreement as stated below.

NOW THEREFORE, in consideration of the premises and of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions; References.    Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Except as amended and supplemented hereby, all of the terms of the Agreement are incorporated herein by reference, shall continue in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 2. Amendment of the Information Sheet of the Agreement.    As of the Amendment No. 2 Effective Date, the Term End Date set forth on the Information Sheet is hereby amended and restated as follows:

TERM END DATE: December 31, 2011

SECTION 3. Amendment and Restatement of Section 8.1 of the Agreement.    As of the Amendment No. 2 Effective Date, Section 8.1 of the Agreement entitled “Term” is hereby amended and restated as follows:

8.1. Term.    This Agreement shall come into effect as of the Term Start Date and shall expire as of the Term End Date (the “Term”), unless sooner terminated in accordance with this Section 8 or superseded and replaced by a new agreement that is executed prior to the Term End Date.

SECTION 4. Amendment and Restatement of Section 1.15 of the Agreement.    As of the Amendment No. 2 Effective Date with respect to periods commencing on the Amendment No. 2 Effective Date but not periods prior to the Amendment No. 2 Effective Date, Section 1.15 of the Agreement entitled “Quarter” is hereby amended and restated as follows:

1.15 “Quarter” shall mean each calendar quarter during the Term (i.e., January 1 through March 31, April 1 through June 30, July 1 through September 30 or October 1 through December 31).

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

SECTION 5. Amendment of Exhibit A.    As of the Amendment No. 2 Effective Date, Exhibit A of the Agreement entitled “Discount Terms and Conditions” is hereby deleted from the Agreement in its entirety and is replaced with Exhibit A attached hereto as Attachment 1 to this Amendment No. 2.

Except as specifically amended herein, all general terms and conditions of the Agreement remain unchanged and in full force and effect.

The parties executed this amendment to the Agreement as of the dates set forth below.

Amgen USA Inc.		DaVita Inc.

Signature:	/s/ Fred Manak	Signature:	/s/ Dennis L. Kogod

Print Name:	Fred Manak	Print Name:	Dennis L. Kogod

Print Title:	Exec Director Trade, Pricing & Contract Management	Print Title:	Chief Operating Officer

Date:	5/2/11	Date:	5/2/11

Amgen Inc. agrees to be bound by certain provisions of this amendment to the Agreement as set forth herein

Amgen Inc.

Signature:	/s/ Fred Manak

Print Name:	Fred Manak

Print Title:	Exec Director Trade, Pricing & Contract Management

Date:	5/2/11

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

ATTACHMENT 1

Exhibit A

Discount Terms and Conditions

1	DEFINITIONS. In addition to the defined terms set forth in Section 1 of this Agreement, the following terms, as used in this Exhibit A, shall have the meaning ascribed below.

Special Price Rebate Definitions

1.1	“[DELETED]” shall mean, at any date of determination, [DELETED] as of such date.

1.2	“Discounts” shall mean all rebates and discounts set forth in this Agreement that may be earned by the Dialysis Center Purchasers pursuant to the terms and conditions set forth in this Agreement, which shall be earned, calculated and vested as provided in this Agreement.

1.3	“[DELETED]” shall mean [DELETED] percent ([DELETED]%) [DELETED]as of May 2, 2011, which is $[DELETED] per [DELETED] units of EPOGEN, or $[DELETED].

1.4	“Special Price Rebate” shall mean the rebate described in Section 3.2 of this Exhibit A.

1.5	“Special Price Rebate Percentage” shall mean, at any date of determination, a percentage (rounded to two decimal places) to calculate any Special Price Rebate to be paid to Dialysis Center on account of [DELETED] increase for the Quarter during which such [DELETED] occurs, which Special Price Rebate Percentage shall equal:

A - B * C

    A

Where

“A” equals [DELETED]

“B” equals [DELETED]

“C” equals [DELETED] ([DELETED]) minus the Discounts earned by Dialysis Center Purchasers during such Quarter, expressed as a percentage of Qualified Gross Purchases

For example, if [DELETED] is $[DELETED], [DELETED] is $[DELETED] and the Discounts earned during the applicable Quarter are [DELETED]% of Qualified Gross Purchases for such Quarter, the Special Price Rebate Percentage would be calculated as follows:

Special Price Rebate Percentage Illustration:

[DELETED] – [DELETED] * ([DELETED] – Discount %) [DELETED] or $[DELETED] – $[DELETED] * ([DELETED] – [DELETED]) = [DELETED]% $[DELETED]

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

Quality Rebate Definitions

1.6	“Aggregate Greater Than [DELETED] Baseline Performance” shall mean [DELETED]% for the period of July 1, 2011 through September 30, 2011 and [DELETED]% for the period of October 1, 2011 through December 31, 2011.

1.7	“Aggregate Greater Than [DELETED] Percentage” shall mean for any Quarter during the Term, the percentage of Dialysis Center Purchasers’ patients with hemoglobin values greater than [DELETED] g/dL calculated as set forth in Section 3.3.3 of this Exhibit A.

1.8	“Aggregate Less Than [DELETED] Baseline Performance” shall mean [DELETED]% for the period of July 1, 2011 through September 30, 2011 and [DELETED]% for the period of October 1, 2011 through December 31, 2011.

1.9	“Aggregate Less Than [DELETED] Percentage” shall mean for any Quarter during the Term, the percentage of Dialysis Center Purchasers’ patients with hemoglobin values less than [DELETED] g/dL calculated as set forth in Section 3.3.4 of this Exhibit A.

1.10	“Greater Than [DELETED] Requirement Rebate Score” shall mean for any Quarter in calendar year 2011, the “Earned Rebate Score” (as designated in the Greater Than [DELETED] Requirement Rebate Score Table below) multiplied by [DELETED] ([DELETED]). The Earned Rebate Score shall be determined by calculating the difference between (A) the Aggregate Greater than [DELETED] Percentage for such Quarter and (B) Aggregate Greater Than [DELETED] Baseline Performance.

Greater Than [DELETED] Requirement Rebate Score Table
Aggregate Greater Than [DELETED] Percentage minus Aggregate Greater Than [DELETED] Baseline Performance	Earned Rebate Score
[DELETED]% and below	[DELETED]
[DELETED]% - [DELETED]%	[DELETED]
[DELETED]% - [DELETED]%	[DELETED]
[DELETED]% - [DELETED]%	[DELETED]
[DELETED]% - [DELETED]%	[DELETED]
[DELETED]% and above	[DELETED]

1.11	“Less Than [DELETED] Requirement Rebate Score” shall mean for any Quarter in calendar year 2011, the “Earned Rebate Score” (as designated in the Less Than [DELETED] Requirement Rebate Score Table below) multiplied by [DELETED] ([DELETED]). The Earned Rebate Score shall be determined by calculating the difference between (A) the Aggregate Less than [DELETED] Percentage for such Quarter and (B) the Aggregate Less Than [DELETED] Baseline Performance.

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

Less Than [DELETED] Requirement Rebate Score Table
Aggregate Less Than [DELETED] Percentage minus Aggregate Less Than [DELETED] Baseline Performance	Earned Rebate Score
[DELETED]% and below	[DELETED]
[DELETED]% - [DELETED]%	[DELETED]
[DELETED]% - [DELETED]%	[DELETED]
[DELETED]%- [DELETED]%	[DELETED]
[DELETED]% - [DELETED]%	[DELETED]
[DELETED]% and above	[DELETED]

1.12	“Quality Rebate” shall mean the rebate described in Section 3.3 of this Exhibit A.

1.13	“Total Quality % Score” shall mean for any Quarter occurring during calendar year 2011, a percentage equal to (i) the sum of, for such Quarter, (A) the Greater Than [DELETED] Requirement Rebate Score plus (B) the Less Than [DELETED] Requirement Rebate Score, divided by (ii) [DELETED] ([DELETED]) (i.e., the maximum achievable Greater Than [DELETED] Requirement Rebate Score and Less Than [DELETED] Requirement Rebate Score for such Quarter). For the avoidance of doubt, for purposes of calculating Total Quality % Score for the Term, no Dialysis Center Purchasers which have been added or removed during the Term shall be included in the Aggregate Greater than [DELETED] Percentage or the Aggregate Less than [DELETED] Percentage of such calculation and the Aggregate Greater Than [DELETED] Baseline Performance and the Aggregate Less Than [DELETED] Baseline Performance shall remain unchanged.

2	MAXIMUM GROWTH LIMITATION. The rebates Dialysis Center may be eligible to receive as set forth in this Exhibit A are subject to the following limitation.

2.1	Maximum Growth Limitation. The rebates set forth in this Exhibit A shall only be paid to Dialysis Center on aggregate Qualified Gross Purchases made during any Quarter that do not exceed [DELETED] percent ([DELETED]%) of the aggregate Qualified Gross Purchases made in the immediately preceding Quarter. Such calculation shall be adjusted pursuant to Sections 2.2 and 3.4 of the Agreement to reflect any Dialysis Center Purchasers added or removed during such period and to remove from the calculation the effect of any change in [DELETED] during the relevant comparison periods.

2.2	Amgen may, in its sole discretion, determine that Dialysis Center may be eligible to receive rebates on Qualified Gross Purchases over [DELETED] percent ([DELETED]%) if such Qualified Gross Purchases are predicated upon increases in actual patient utilization and increases in the number of Dialysis Center’s patients. Amgen shall make such determination based upon a review of all relevant reports including, but not limited to: monthly forecast reports, the national accounts monthly purchase reports, historical purchase reports, appropriate wholesaler data, and any finance reports. Such determination must be approved by Amgen’s Corporate Accounts Senior Management.

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

3	PRODUCT REBATES

3.1	Base Rebate. Dialysis Center shall earn the Base Rebate for each Quarter during the Term as described below in this Section 3.1 of this Exhibit A.

3.1.1	Calculation of Base Rebate. Dialysis Center shall receive a [DELETED] percent ([DELETED]%) base rebate payment (the “Base Rebate”). The Base Rebate will be calculated as a percentage of the Qualified Gross Purchases during each Quarter.

3.1.2	Payment of Base Rebate. Amgen will pay the Base Rebate within [DELETED] ([DELETED]) days after the end of the corresponding Quarter.

3.1.3	Vesting of Base Rebate. The Base Rebate for a given Quarter shall vest on the last day of such Quarter.

3.2	Special Price Rebate. Dialysis Center shall earn the Special Price Rebate for each Quarter during the Term in the manner described below in this Section 3.2 of this Exhibit A.

3.2.1	Trigger Event for Special Price Rebate. If within any Quarter during the Term, Amgen [DELETED] by an amount which causes [DELETED] to exceed [DELETED], then Dialysis Center Purchasers shall be entitled to the Special Price Rebate as calculated in Section 3.2.2 of this Exhibit A. The Special Price Rebate shall apply to all Qualified Gross Purchases from the date of the related [DELETED] until the date (if any) at which [DELETED] is [DELETED] to or [DELETED] during the Term.

3.2.2	Calculation of Special Price Rebate. Amgen shall determine the amount of Dialysis Center’s Special Price Rebate for any Quarter by calculating the product of (i) Qualified Gross Purchases during such Quarter which purchases have been made while [DELETED] and (ii) the Special Price Rebate Percentage for such Quarter.

3.2.3	Payment of Special Price Rebate. Amgen will pay the Special Price Rebate within [DELETED] ([DELETED]) days after the end of the corresponding Quarter.

3.2.4	Vesting of Special Price Rebate. The Special Price Rebate for a given Quarter shall vest on the last day of such Quarter.

3.3	Quality Rebate. Dialysis Center shall earn the Quality Rebate for each Quarter during the Term provided Dialysis Center Purchasers meet the requirements described below in this Section 3.3 of this Exhibit A.

3.3.1	Qualification Criteria. To receive a Quality Rebate on Qualified Gross Purchases during a Quarter, Dialysis Center Purchasers must submit all hemoglobin test results for each dialysis patient and the date of each such test, as set forth in Schedule 1 of this Agreement, from at least [DELETED] percent ([DELETED]%) of all Dialysis Center Purchasers in accordance with the submission of data requirement set forth in Section 3.4.1 of this Exhibit A; provided, however, that if such [DELETED] percent ([DELETED]%) threshold is not met in any month due to the inclusion of de novo facilities that have not yet treated patients and/or inactive facilities, Amgen shall exclude any such facilities identified by Amgen and Dialysis Center from such month when calculating Dialysis Center’s eligibility for the Quality Rebate at the end of each Quarter. For purposes of clarity, the [DELETED] percent ([DELETED]%) will not include Dialysis Center Purchasers that are acute facilities.

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

3.3.2	Calculation of Average Patient Hemoglobin. Each calendar month during the Term, Amgen shall determine the average hemoglobin value for each patient of Dialysis Center Purchasers by adding all hemoglobin value test results for each such patient of Dialysis Center Purchasers during each such calendar month based on the Data provided by Dialysis Center to Amgen and dividing the sum by the number of tests for the hemoglobin value of each such patient of Dialysis Center Purchasers performed by the Dialysis Center Purchasers during each such calendar month (the “Individual Patients with Hemoglobin Averages”). Each hemoglobin test for a patient must be derived from blood samples taken using any automated red blood cell counter testing method (e.g. Coulter-counter, Bayer-Technicon, Sysmex, CellDyne, etc.) given immediately prior to any dialysis treatment for such patient. Each test result must be reported to the nearest tenth of one gram per deciliter (0.1 g/dL).

3.3.3	Aggregate Greater Than [DELETED] Percentage Calculation. Each Quarter the Aggregate Greater than [DELETED] Percentage shall be calculated by adding all Individual Patients with Hemoglobin Averages in each calendar month that are greater than [DELETED] g/dL and dividing the sum by the total number of Individual Patients with Hemoglobin Averages for that calendar month (the “Monthly Greater Than [DELETED] Percentage”). The Monthly Greater than [DELETED] Percentage for each calendar month during a Quarter are then added and divided by [DELETED] ([DELETED]) to determine the “Aggregate Greater Than [DELETED] Percentage” for such Quarter.

3.3.4	Aggregate Less Than [DELETED] Percentage Calculation. Each Quarter the Aggregate Less than [DELETED] Percentage shall be calculated by adding all Individual Patients with Hemoglobin Averages in each calendar month that are less than [DELETED] g/dL and dividing the sum by the total number of Individual Patients with Hemoglobin Averages for that calendar month (the “Monthly Less Than [DELETED] Percentage”). The Monthly Less Than [DELETED] Percentage for each calendar month during a Quarter are then added and divided by [DELETED] ([DELETED]) to determine the “Aggregate Less Than [DELETED] Percentage” for such Quarter.

3.3.5	Calculation of Quality Rebate. For each Quarter, Amgen shall calculate the amount of Dialysis Center’s Quality Rebate by multiplying Qualified Gross Purchases during such Quarter by the applicable Quality Rebate Percentage set forth in the Quality Rebate Table below corresponding to the applicable Total Quality % Score for such Quarter.

Quality Rebate Table
Total Quality % Score	Quality Rebate Percentage
[DELETED]% - [DELETED]%	[DELETED]%
[DELETED]% - [DELETED]%	[DELETED]%
[DELETED]% - [DELETED]%	[DELETED]%
[DELETED]% - [DELETED]%	[DELETED]%
[DELETED]% and below	[DELETED]%

3.3.6	Payment of Quality Rebate. Amgen will pay the Quality Rebate within [DELETED] ([DELETED]) days after the end of the corresponding Quarter.

3.3.7	Vesting of Quality Rebate. The Quality Rebate for a given Quarter shall vest on the last day of such Quarter.

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

3.4	[DELETED] Rebate. Dialysis Center shall qualify for the [DELETED] Rebate (the “[DELETED] Rebate”) for a given Quarter provided all Dialysis Center Purchasers provide to Amgen the Data set forth in Schedule 1, and provided Dialysis Center meets the requirements described below in this Section 3.4 of this Exhibit A.

3.4.1	Submission of Data Requirement. Subject to the validity of a Certification as described in Section 4 of this Agreement, Dialysis Center Purchasers must provide to Amgen the Data in a machine readable format acceptable to Amgen (Excel; or text file that is tab delimited, comma delimited, colon delimited or space delimited including a line of column headers identifying the column contents and units, if applicable). The Data files shall contain record counts for each file contained in the data submission; provided, however, that Dialysis Center shall be required to submit such test results only for those dialysis patients whose test results are actually determined by laboratories owned and operated by Dialysis Center.

3.4.2	Calculation of [DELETED] Rebate. Provided Dialysis Center has fulfilled all requirements described in this Section 3.4 of this Exhibit A, Dialysis Center shall be eligible to receive a [DELETED] percent ([DELETED]%) [DELETED] Rebate payment. The [DELETED] Rebate will be calculated as a percentage of the Qualified Gross Purchases during each Quarter.

3.4.3

Payment of [DELETED] Rebate. The Data must be submitted, on a calendar monthly basis by the last day of the following calendar month (or the next business day if such last day is not a business day). If the Data is received after such timeframe for any month within a given Quarter, the total Qualified Gross Purchases during such month will be excluded from the calculation of the [DELETED] Rebate for that Quarter. Notwithstanding the foregoing, if Amgen receives all required Data from a minimum of [DELETED] percent ([DELETED]%) of all Dialysis Center Purchasers within the time frame referenced above for any calendar month within a given Quarter, the total Qualified Gross Purchases during such calendar month, will be included in the calculation of the [DELETED] Rebate for that Quarter; provided that for purposes of clarity, the [DELETED] percent ([DELETED]%) will not include Dialysis Center Purchasers that are acute facilities. Failure of Dialysis Center to qualify under this Section 3.4 of this Exhibit A during a particular Quarter shall not affect Dialysis Center’s eligibility to qualify during any other Quarter, nor shall Dialysis Center’s qualification during a particular Quarter automatically result in qualification during any other Quarter. If Amgen receives all required Data from less than [DELETED] percent ([DELETED]%) of Dialysis Center Purchasers for any calendar month within a given Quarter, no Qualified Gross Purchases during such calendar month will be included in the calculation of the [DELETED] Rebate for that Quarter; provided, however, that if such [DELETED] percent ([DELETED]%) threshold is not met in any month due to the inclusion of de novo facilities that have not yet treated patients and/or inactive facilities, Amgen shall exclude any such facilities identified by Amgen and Dialysis Center from such month when calculating Dialysis Center’s eligibility for the [DELETED] Rebate at the end of each Quarter. However, if Amgen determines that any Dialysis Center Purchaser is consistently not submitting the required Data, Amgen and Dialysis Center will work collaboratively in resolving such inconsistencies. Amgen will use commercially reasonable efforts to notify Dialysis Center in writing, no later than fifteen (15) business days after the receipt and acceptance by Amgen of the Data of the identity of all Designated Affiliates and/or Designated Managed Centers, if any, which have failed to meet the Data submission requirements for that month. Amgen reserves the right, in its sole discretion, to exclude any Qualified Gross Purchases of any Designated Affiliate and/or Designated

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

Managed Center that is consistently non-reporting from the calculation of the [DELETED] Rebate for any relevant Quarter. Amgen will pay such [DELETED] Rebate within [DELETED] ([DELETED]) days after the end of the corresponding Quarter provided Amgen is in receipt of all Data in the form and in the time period described in Section 3.4.1 of this Exhibit A. If the failure of Dialysis Center to deliver any such Data is a result of a Certification not being valid due to Amgen’s failure to satisfy any Certification Requirement (as described in Section 4 of this Agreement) then the [DELETED] Rebate shall still be available to Dialysis Center and payable by Amgen, in which case Dialysis Center shall deliver the Data to Amgen as soon as the Certification becomes valid. Upon a valid Certification being issued, Dialysis Center shall submit to Amgen all Data dating back to the date Dialysis Center stopped submitting the Data to Amgen within thirty (30) days.

3.4.4	Vesting of [DELETED] Rebate. The [DELETED] Rebate for a given Quarter shall vest on the last day of such Quarter.

3.5	[DELETED] Milestone Rebate. Dialysis Center shall qualify for the [DELETED] Milestone Rebate (the “[DELETED] Rebate”) for each Quarter during the Term provided it meets the requirements described below in this Section 3.5 of this Exhibit A. The purpose of the [DELETED] Rebate is to improve the transmission, quality and validation of all Data sent from Dialysis Center to Amgen, such that the processes used by both parties are more efficient and timely.

3.5.1	Requirements. For each Quarter during the Term the following requirements shall be met to earn the [DELETED] Rebate:

3.5.1.1	Dialysis Center must adhere to the process for Data transmission agreed upon with Amgen following any acquisition of a facility or facilities by Dialysis Center and/or a merger of Dialysis Center.

3.5.1.2	Dialysis Center shall participate in quarterly [DELETED] meetings with Amgen to discuss the status of each project, with additional meetings as required.

3.5.1.3	Dialysis Center shall cooperate with Amgen to define roles and responsibilities, contacts, and communication escalation process.

3.5.1.4	Dialysis Center shall adhere to the process for mapping revised patient IDs to previous patient IDs whenever identification systems change.

3.5.1.5	Dialysis Center shall collaborate with Amgen to review and monitor processes to assure that submission of the Data contained in this Exhibit A meet standards for [DELETED] or [DELETED] for [DELETED] and [DELETED] submission, and the use of [DELETED] and [DELETED] for [DELETED] and [DELETED] submissions.

3.5.1.6	Dialysis Center shall use its best efforts to deliver the Data to Amgen in twenty-five (25) days or less.

3.5.1.7	Dialysis Center shall continue to collaborate with Amgen to develop business processes to re-define limits for out of limits reports and resolve unusual numbers of re-defined out-of-limits Data in submissions.

3.5.1.8	Dialysis Center shall adhere to the agreed upon process for notifying Amgen of new Dialysis Center acquisitions and de novo facilities.

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

3.5.1.9	To qualify for the [DELETED] Rebate during the third and fourth Quarters of 2011, Dialysis Center must achieve the goals as set forth in the plan of action attached hereto as Addendum A.

3.5.2	Calculation of [DELETED] Rebate. Provided Dialysis Center has fulfilled all requirements described in this Section 3.5 of this Exhibit A, Dialysis Center shall be eligible to receive a [DELETED] percent ([DELETED]%) [DELETED] Rebate payment. The [DELETED] Rebate will be calculated as a percentage of the Qualified Gross Purchases during each Quarter.

3.5.3	Payment of [DELETED] Rebate. Amgen will pay the [DELETED] Rebate within [DELETED] ([DELETED]) days after the end of the corresponding Quarter.

3.5.4	Vesting of [DELETED] Rebate. The [DELETED] Rebate for a given Quarter shall vest on the last day of such Quarter.

3.6	Project Rebate. Dialysis Center shall earn the Project Rebate for each Quarter during the Term provided it continues the [DELETED] and meets the requirements described below in this Section 3.6 of this Exhibit A.

3.6.1	Project Rebate Requirements. Dialysis Center shall meet the following requirements:

3.6.1.1	provide to Amgen a [DELETED] written summary report regarding related activities undertaken in the third Quarter of 2011. Such report shall be submitted to Amgen within four (4) weeks after the end of the third Quarter of 2011;

3.6.1.2	provide any copies of abstracts and/or manuscripts related to the [DELETED] Program at the time they were [DELETED], if permissible to [DELETED], or if not permissible, then as soon as [DELETED], if either such abstracts and/or manuscripts were [DELETED] or [DELETED] during the third Quarter of 2011. Such documents shall be submitted to Amgen within four (4) weeks after the end of the third Quarter of 2011;

3.6.1.3	provide to Amgen a [DELETED] written summary report regarding related activities undertaken in the fourth Quarter of 2011. Such report shall be submitted to Amgen within four (4) weeks after the end of the fourth Quarter of 2011;

3.6.1.4	provide any copies of abstracts and/or manuscripts related to the [DELETED] at the time they were [DELETED], if permissible to [DELETED], or if not permissible, then as soon as [DELETED], if either such abstracts and/or manuscripts were [DELETED] or [DELETED] during the fourth Quarter of 2011. Such documents shall be submitted to Amgen within four (4) weeks after the end of the fourth Quarter of 2011; and

3.6.1.5	participate in meetings with Amgen to discuss the status of the [DELETED].

3.6.2	Calculation of Project Rebate. Provided Dialysis Center has fulfilled all requirements described in this Section 3.6 of this Exhibit A, Amgen shall calculate the amount of Dialysis Center’s Project Rebate each Quarter during the Term by multiplying Qualified Gross Purchases during each such Quarter during the Term by [DELETED] percent ([DELETED]%).

3.6.3	Payment of Project Rebate. Amgen will pay the Project Rebate within [DELETED] ([DELETED]) days after the end of the corresponding Quarter.

3.6.4	Vesting of Project Rebate. The Project Rebate for each Quarter shall vest on the last day of each such Quarter.

AMENDMENT NO. 2 DIALYSIS ORGANIZATION AGREEMENT NO. 920110141

4	SUMMARY OF DISCOUNTS

Provided Dialysis Center has fulfilled all discount requirements and the highest levels of performance described in this Exhibit A, the total discount opportunity is as set forth in the Summary of Discounts Table below.

Summary of Discounts Table
Invoice Discount	[DELETED]%
Base Rebate	[DELETED]%
Projects Rebate	[DELETED]%
Quality Incentive Rebate	[DELETED]%
[DELETED] Rebate	[DELETED]%
[DELETED] Rebate	[DELETED]%
Total Discount Opportunity	[DELETED]%

Addendum A

2011 DaVita PIP Process Improvement Incentive—Checklist

Form	Description	Qualify Due Date	Date Complete
1	Continue quarterly process improvement meetings.	Ongoing
2	Continue definition and updating of roles, responsibilities, contacts, and communications escalation.	Ongoing
3	Continue use of enhanced processes for notifying Amgen of new DaVita acquisitions, closures and de novo facilities.	Ongoing
4	Discuss business process changes needed to provide prompt announcements of facility licensing and certification for DaVita de novo facilities.	Ongoing
5	Revisit existing out of range limits on Amgen’s Data Submission Validation report.	Ongoing
6	Engage in quarterly reconciliation processes to validate proper alignment of DaVita purchasing affiliates and managed affiliates to the Dialysis Organization Agreement.	Ongoing
7	Continue use of process for mapping revised Patient IDs to previous Patient IDs whenever identification of system changes or as the result of DaVita acquisitions.	Ongoing
8	Discuss business process changes needed to provide accurate data on patient hospitalizations; and the various dialysis modality designations.	Ongoing
9	Implement business processes to provide quarterly census reports on DaVita’s dialysis modality population.	Ongoing
10	Discuss business process changes needed to implement format changes for DaVita monthly data submissions.	Ongoing
additional forms as needed	Define Plan of Action for Plan of Action Topics, including: • Other topic areas mutually agreed upon

Approved by and date:	Amgen Inc.

DaVita, Incorporated

Completed and date:	Amgen Inc.

DaVita, Incorporated

2011 PIP PI Action Plan Form #1

Objective Goal Description: Continue quarterly process improvement meetings.

Impact(s): Enhances relationships; simplifies communications; aligns goals.

Solution: Continue use of established process; review status quarterly; determine whether process has been followed; identify opportunities for improvement.

Action Step	Person Responsible	Start Date	Due Date	Date Completed	Date Resolved	Comments (status, etc.)
1. Review Process Adherence	[DELETED] [DELETED] [DELETED] [DELETED] [DELETED]		Quarterly Meetings
2. Review Improvement Opportunities	Respective teams		Quarterly Meetings

Approved by and date:	Amgen Inc.

DaVita, Inc.

	Q1	Q2	Q3	Q4	(initials and date)
Progress By					Amgen Inc.
DaVita, Inc.
Completed/Date					Amgen Inc.
DaVita, Inc.

2011 PIP PI Action Plan Form #2

Objective Goal Description: Continue definition and updating of roles, responsibilities, contacts, and communications escalation.

Impact(s): Clarifies roles and responsibilities, simplifies communications, provides escalation paths when needed.

Solution: Continue use of established process; review status quarterly; determine whether process has been followed; identify opportunities for improvement.

Action Step	Person Responsible	Start Date	Due Date	Date Completed	Date Resolved	Comments (status, etc.)
1. Review Process Adherence	[DELETED] [DELETED] [DELETED] [DELETED] [DELETED] [DELETED] [DELETED]		Quarterly Meetings
2. Review Improvement Opportunities	Respective teams		Quarterly Meetings
3. Review and discuss reporting structures and continuity for Amgen and DaVita analysts involved with DaVita monthly data submissions	[DELETED] [DELETED] [DELETED]		Quarterly Meetings

Approved by and date:	Amgen Inc.

DaVita, Inc.

	Q1	Q2	Q3	Q4	(initials and date)
Progress By					Amgen Inc.
DaVita, Inc.
Completed/Date					Amgen Inc.
DaVita, Inc.

2011 PIP PI Action Plan Form #3

Objective Goal Description: Continue use of enhanced processes for notifying Amgen of new DaVita acquisitions, closures and de novo facilities and their respective effective dates.

Impact(s): Streamlines contract alignment processes. Improves timeliness of the contractual alignments.

Solution:	DaVita’s Authorized Wholesaler will notify Amgen post close for all acquisitions and closures. All notifications for new de novo facilities will be sent by DaVita’s Authorized Wholesaler once a HIN has been assigned to the new facility.

All of DaVita’s Authorized Wholesaler notifications of DaVita’s de novo facilities sent to Amgen shall include the name, address, location, contact information and HIN number within 15 days of the formal notification received from DaVita.

All of DaVita’s Authorized Wholesaler notifications of DaVita’s new acquisitions sent to Amgen shall include the facility’s name prior to acquisition, the new name, address, location, contact information and HIN number.

Action Step	Person Responsible	Start Date	Due Date	Date Completed	Date Resolved	Comments (status, etc.)
1. Review Process Adherence	[DELETED] [DELETED] [DELETED] [DELETED]		Quarterly Meetings
2. Review Improvement Opportunities	Respective teams		Quarterly Meetings

Approved by and date:	Amgen Inc.

DaVita, Inc.

	Q1	Q2	Q3	Q4	(initials and date)
Progress By					Amgen Inc.
DaVita, Inc.
Completed/Date					Amgen Inc.
DaVita, Inc.

2011 PIP PI Action Plan Form #4

Objective Goal Description: Discuss business process changes needed to provide prompt announcements of facility licensing and certification for DaVita de novo facilities.

Impact(s): Streamlines contract alignment processes related to enforcement of DaVita data obligations as noted in Exhibit A.

Solution: DaVita will continue to notify Amgen of state licensing and certification for de novo facilities upon receipt.

Action Step	Person Responsible	Start Date	Due Date	Date Completed	Date Resolved	Comments (status, etc.)
1. Review Process Adherence	[DELETED] [DELETED] [DELETED] [DELETED]		Quarterly
2. Review Improvement Opportunities	[DELETED] [DELETED] [DELETED] [DELETED]		Quarterly

Approved by and date:	Amgen Inc.

DaVita,Inc.

	Q1	Q2	Q3	Q4	(initials and date)
Progress By					Amgen Inc.
DaVita, Inc.
Completed/Date					Amgen Inc.
DaVita, Inc.

2011 PIP PI Action Plan Form #5

Objective Goal Description: Revisit existing out of range limits on Amgen’s Data Submission Validation report and make changes, where necessary.

Impact(s): Creates opportunity to determine if the current upper and/or lower limits need to be redefined.

Solution: Perform review quarterly and make adjustments as agreed.

Action Step	Person Responsible	Start Date	Due Date	Date Completed	Date Resolved	Comments (status, etc.)
1. Discuss and review existing out of range limits	[DELETED] [DELETED] [DELETED] [DELETED] [DELETED]		Q1 2011
2. Mutually agree on any necessary changes	[DELETED] [DELETED] [DELETED] [DELETED] [DELETED]		Q1 2011
3. Implement changes	[DELETED] [DELETED] [DELETED] [DELETED] [DELETED]		Q2 2011

Approved by and date:	Amgen Inc.

DaVita, Inc.

	Q1	Q2	Q3	Q4	(initials and date)
Progress By					Amgen Inc.
DaVita, Inc.
Completed/Date					Amgen Inc.
DaVita, Inc.

2011 PIP PI Action Plan Form #6

Objective Goal Description: Engage in quarterly reconciliation processes to validate proper alignment of DaVita purchasing affiliates and managed affiliates to the Dialysis Organization Agreement.

Impact(s): Streamlines contract alignment processes related to enforcement of DaVita data obligations as noted in Exhibit A of the Dialysis Organization Agreement.

Solution: DaVita’s Purchasing Team and Amgen’s membership team to identify improvements and execute enhancements.

Action Step	Person Responsible	Start Date	Due Date	Date Completed	Date Resolved	Comments (status, etc.)
1. Engage in reconciliation process	[DELETED] [DELETED] [DELETED] [DELETED] [DELETED]		Quarterly
2. Review reconciliation process	[DELETED] [DELETED] [DELETED] [DELETED] [DELETED]		Quarterly

Approved by and date:	Amgen Inc.

DaVita,Inc.

	Q1	Q2	Q3	Q4	(initials and date)
Progress By					Amgen Inc.
DaVita, Inc.
Completed/Date					Amgen Inc.
DaVita, Inc.

2011 PIP PI Action Plan Form #7

Objective Goal Description: Continue use of process for mapping revised Patient Ids to previous Patient Ids whenever identification of system changes or as a result of DaVita acquisitions.

Impact(s): Enhances ability to follow patient trends across identification system changes and minimize data disruptions following DaVita acquisitions.

Proposed Solution: Review learnings from process established in 2005; implement best practices; review status quarterly; determine whether process has been followed; continue to identify opportunities for improvement.

Action Step	Person(s) Responsible	Start Date	Due Date	Date Completed	Date Resolved	Comments (status, etc.)
1. Review Data Integrations Processes Previously Used During Gambro Acquisition	[DELETED] [DELETED] [DELETED] [DELETED]		Quarterly Meetings
2. Discuss Mutually Agreeable Practices to Map and/or Cross-Walk Patient ID’s for Newly Acquired Facilities	[DELETED] [DELETED] [DELETED] [DELETED]		Quarterly Meetings
3. Review Adherence to Process	Respective Teams		Quarterly Meetings
4 Review Improvement Opportunities	Respective Teams		Quarterly Meetings

Approved by and date:	Amgen Inc.

DaVita, Inc.

	Q1	Q2	Q3	Q4	(initials and date)
Progress By					Amgen Inc.
DaVita, Inc.
Completed/Date					Amgen Inc.
DaVita, Inc.

2011 PIP PI Action Plan Form #8

Objective Goal Description: Discuss business process changes needed to provide accurate data on patient hospitalizations and the various dialysis modality designations.

Impact(s): Enhances ability to improve accuracy of hospitalization data

Enhances ability to differentiate data sets by all dialysis modalities

Proposed Solution: Determine new processes or methodologies for submission of accurate data sets to Amgen.

Action Step	Person(s) Responsible	Start Date	Due Date	Date Completed	Date Resolved	Comments (status, etc.)
1. Review and discuss data collection send processes associated with hospitalization data	[DELETED] [DELETED] [DELETED]		Quarterly
2. Review and discuss data send processes associated with the various dialysis modality designations	[DELETED] [DELETED] [DELETED]		Quarterly

Approved by and date:	Amgen Inc.

DaVita, Inc.

	Q1	Q2	Q3	Q4	(initials and date)
Progress By					Amgen Inc.
DaVita, Inc.
Completed/Date					Amgen Inc.
DaVita, Inc.

2011 PIP PI Action Plan Form #9

Objective Goal Description: Implement business processes to provide quarterly census reports for DaVita’s dialysis modality population in each of the following areas:

•	In-center hemodialysis; Home hemodialysis; Peritoneal dialysis and Nocturnal hemodialysis

Impact(s): Enhances Amgen’s ability to monitor DaVita population trends in the various dialysis modalities.

Proposed Solution: Census reports to be shared during quarterly PIP meetings.

Action Step	Person(s) Responsible	Start Date	Due Date	Date Completed	Date Resolved	Comments (status, etc.)
1. Submit and discuss DaVita modality census reports on a quarterly basis.	[DELETED] [DELETED] [DELETED]		Quarterly
2. Include modality census information for newly acquired facilities one quarter following the effective date of the acquisition.	[DELETED] [DELETED]		Quarterly
3. Continue to submit census reports during quarterly PIP meetings and review adherence to process	[DELETED] [DELETED]		Quarterly

Approved by and date:	Amgen Inc.

DaVita, Inc.

	Q1	Q2	Q3	Q4	(initials and date)
Progress By					Amgen Inc.
DaVita, Inc.
Completed/Date					Amgen Inc.
DaVita, Inc.

2011 PIP PI Action Plan Form #10

Objective Goal Description: Discuss business process changes necessary to implement requested file format changes for DaVita monthly data submissions.

Impact(s): Ensures preparation, ease of transmission and implementation of format changes.

Solution: Determine new processes or methodologies necessary for successful implementation of changes.

Action Step	Person Responsible	Start Date	Due Date	Date Completed	Date Resolved	Comments (status, etc.)
1. Build new process	[DELETED] [DELETED] [DELETED] [DELETED] [DELETED]		Q2
2. Implement new process	[DELETED] [DELETED] [DELETED] [DELETED] [DELETED]		TBD
3. Review adherence to new process	[DELETED] [DELETED] [DELETED] [DELETED] [DELETED]		Ongoing

Approved by and date:	Amgen Inc.

DaVita, Inc.

	Q1	Q2	Q3	Q4	(initials and date)
Progress By					Amgen Inc.
DaVita, Inc.
Completed/Date					Amgen Inc.
DaVita, Inc.